UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2025

AVANT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-225433 (Commission File Number)	38-4053064 (I.R.S. Employer Identification Number)

c/o Eastbiz.com, Inc 5348 Vegas Drive, Las Vegas, NV, 89108

(Address and telephone number of principal executive offices)

(Issuer’s telephone number)

(866) 533-0065

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable

Item 1.01 Entry into a Material Definitive Agreement.

On February 24, 2025, Avant Technologies Inc. (the “Company” or “Avant”) entered into an Addendum I (the “Addendum”) to Joint Venture and License Agreement with Ainnova Tech Inc. (“AINN”). Under the Addendum, Avant and AINN agreed to expand the territories granted for Ainnova’s “Technology Portfolio” under the license to Ai-Nova Acquisition, Corp to include the proprietary rights to North America ( the United States and Canada) and Europe as described in the license agreement under the Joint Venture Agreement dated November 8, 2024, (the “Joint Venture Agreement”) between Avant and AINN provides that each of the conditions presently listed in Section 3.3 (b) (i) of the Joint Venture Agreement must be satisfied on or before the 8th of November 2025 or on such other date as the Parties may agree.

On the 24th of February 2025, the Parties agreed to extend the territory to a GLOBAL LICENSE for the satisfaction of each of the conditions present in the Joint Venture Agreement until 30th May 2025. The parties also agree to a possible merger within the set terms of the Term Sheet signed on September 21, 2024.

The foregoing descriptions of the Addendum I to the Joint Venture and License Agreement are qualified in their entirety by reference to the full text of such agreement, copy of which are attached hereto as Exhibit 10.1, and which is incorporated herein in its entirety by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Addendum I to the Joint Venture and License Agreement between Avant Technologies Inc. and Ainnova Tech Inc. dated February 24, 2025

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 27, 2025	AVANT TECHNOLOGIES INC.

	By:	/s/	Vitalis Racius
		Name:	Vitalis Racius
		Title:	Chief Financial Officer, Director & Treasurer